CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-20186, Form S-8 No. 33-29038, Form S-8 No. 33-39453, Form S-8
No. 33-44108, Form S-8 No. 33-89526, Form S-8 No. 33-89592, Form S-8 No.
333-05251, Form S-8 No. 333-05309, Form S-3 No. 33-46870, and Form S-3 No.
333-39113) of Sovereign Bancorp, Inc. of our report dated March 2, 1998, with respect to the consolidated financial statements of Sovereign Bancorp, Inc. included in its Current Report on Form 8-K filed on or about June 22, 1998, with the Securities and Exchange Commission.


/s/ Ernst & Young LLP

Harrisburg, Pennsylvania
June 19, 1998